                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO.  )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     GALAGEN INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement, if
                              other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

         --------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------

    5)   Total fee paid:

         ---------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously Paid:

         --------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------------

    3)   Filing Party:

         --------------------------------------------------------------------

    4)   Date Filed:

         --------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     GALAGEN INC.
                             4001 LEXINGTON AVENUE NORTH
                             ARDEN HILLS, MINNESOTA 55126
                                    (612) 481-2105


                                                                  March 28, 1997
Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of GalaGen Inc. to be held at Land O'Lakes, Inc., 4001 Lexington Avenue North, Arden Hills, Minnesota, commencing at 10:30 a.m., Central Daylight Time, on Wednesday, May 14, 1997.

    The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

    We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the meeting. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

                                  Sincerely,

                                  /s/ Robert A. Hoerr

                                  Robert A. Hoerr, M.D., Ph.D.
                                  CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                     GALAGEN INC.
                            -----------------------------
                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    TO BE HELD ON
                                     MAY 14, 1997
                            -----------------------------



    The Annual Meeting of Stockholders of GalaGen Inc. (the "Company") will be held at Land O'Lakes, Inc., 4001 Lexington Avenue North, Arden Hills, Minnesota, on Wednesday, May 14, 1997, commencing at 10:30 a.m., Central Daylight Time, for the following purposes:

    1. To elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

    2.   To adopt the GalaGen Inc. 1997 Incentive Plan.

    3.   To amend the GalaGen Inc. Employee Stock Purchase Plan.

    4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

    5. To transact such other business as may properly be brought before the meeting.

    The Board of Directors of the Company has fixed March 19, 1997 as the record date for the meeting and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

    YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO BEING EXERCISED, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.


                                  By Order of the Board of Directors,

                                  /s/ Gregg A. Waldon

                                  Gregg A. Waldon
                                  SECRETARY

Arden Hills, Minnesota

March 28, 1997

                               ------------------------

                                   PROXY STATEMENT

                               ------------------------


                                 GENERAL INFORMATION

    The enclosed proxy is being solicited by the Board of Directors (the "Board of Directors" or "Board") of GalaGen Inc., a Delaware corporation (the "Company"), for use in connection with the Annual Meeting of Stockholders to be held on Wednesday, May 14, 1997, at Land O'Lakes, Inc., 4001 Lexington Avenue North, Arden Hills, Minnesota, commencing at 10:30 a.m., Central Daylight Time, and at any adjournments thereof. Only stockholders of record at the close of business on March 19, 1997 will be entitled to vote at such meeting or adjournments. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment. A stockholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or by properly signing and duly returning a proxy bearing a later date.

    The address of the principal executive office of the Company is 4001 Lexington Avenue North, Arden Hills, Minnesota 55126 and the Company's telephone number is 612-481-2105. The mailing of this Proxy Statement and form of proxy to stockholders will commence on or about March 28, 1997. Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than December 1, 1997 for inclusion in the Proxy Statement for that meeting.

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telecopier, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.
Additionally, the Company has retained Morrow & Co., Inc. ("Morrow & Co.") to mail soliciting materials to stockholders and to assist in the solicitation of proxies, for which Morrow & Co. will receive a fee of $5,000 and be reimbursed for costs estimated at $2,500.



    The Common Stock of the Company, par value $.01 per share, is the only authorized and issued voting security of the Company. At the close of business on March 19, 1997, there were 7,163,769 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

    Provided a quorum is present at the meeting, directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote and any other matters considered at the meeting shall be decided by an affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to such matters. Proxies marked to abstain with respect to a proposal have the same effect as shares submitted with a "withhold" or "against" vote for such proposal. Broker non-votes are not considered as votes for or against a proposal.

    A majority of the shares of the Common Stock of the Company entitled to vote shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes are counted as being present in person or represented by proxy at the meeting and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present at the meeting, the stockholders present, by vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote, may adjourn the meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

             SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth, as of February 28, 1997, the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially hold more than 5% of the outstanding Common Stock, (ii) each director or nominee for director of the Company, (iii) each officer of the Company named in the Summary Compensation Table on page 11, and (iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the address of the listed beneficial owner is that of the Company and the listed beneficial owner has sole voting and investment power with respect to the listed shares.


    NAME AND ADDRESS                                  AMOUNT AND NATURE OF            PERCENTAGE OF
    OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP (1)       OUTSTANDING SHARES
    -------------------                           ------------------------       ------------------
Chiron Corporation (2) . . . . . . . . . . .                     1,440,920                    16.9%
    4560 Horton Street
    Emeryville, CA 94608
Land O'Lakes, Inc. . . . . . . . . . . . . .                     1,212,618                    16.8%
    4001 Lexington Ave. N.
    Arden Hills, MN 55126
Investment Advisers, Inc.. . . . . . . . . .                       689,477                     9.5%
    3700 First Bank Place
    Minneapolis, MN 55402
T. Rowe Price Associates Inc. (3). . . . . .                       548,800                     7.7%
    100 East Pratt St.
    Baltimore, MD 21202
John Pappajohn (4) . . . . . . . . . . . . .                       523,988                     7.2%
    2116 Financial Center
    Des Moines, IA 50309
Arthur J. Benvenuto. . . . . . . . . . . . .                        24,914                        *
Arthur D. Collins, Jr. . . . . . . . . . . .                         5,957                        *
Stanley Falkow, Ph.D.. . . . . . . . . . . .                         5,957                        *
Ronald O. Ostby (5). . . . . . . . . . . . .                     1,212,618                    16.8%
R. David Spreng (6). . . . . . . . . . . . .                       699,477                     9.7%
Winston R. Wallin (7). . . . . . . . . . . .                        30,813                        *
Robert A. Hoerr, M.D., Ph.D. . . . . . . . .                        51,435                        *
Michael E. Cady. . . . . . . . . . . . . . .                        26,093                        *
All executive officers and directors
    as a group (13 persons). . . . . . . . .                     2,591,787                    34.6%

____________________


 *   Represents less than 1%.

(1) The number of shares listed for the following beneficial owners includes the following numbers of shares issuable under options and warrants exercisable within 60 days of February 28, 1997: Chiron Corporation ("Chiron"), 1,355,203 shares; Land O'Lakes, Inc. ("Land O'Lakes"), 67,555 shares; funds controlled by Investment Advisers, Inc. ("IAI"), 60,869 shares; John Pappajohn, 75,047 shares; Arthur J. Benvenuto, 11,373 shares; Arthur D. Collins, Jr., 5,957 shares; Stanley Falkow, Ph.D., 5,957 shares; Ronald O. Ostby, 67,555 shares; R. David Spreng, 60,869 shares; Winston R. Wallin, 13,178 shares; Robert A. Hoerr, M.D., Ph.D., 49,831 shares; Michael E. Cady, 15,685 shares; and all executive officers and directors as a group, 321,836 shares.

(2) Based on a Statement on Schedule 13G filed by Chiron dated February 7, 1997. Includes shares issuable upon exercise of three warrants. Each such warrant provides that if the exercise price for the warrant is greater than the average of the high and low sale prices of a share of Common Stock for the 20 trading days prior to the date of exercise, then the exercise is reduced to such average price and the number of shares covered by the warrant are proportionately increased. Assuming the warrants were all exercised on December 31, 1996, when the average trading price was equal to $4.44 per share, the warrants would have been exercisable for an aggregate of 1,355,203 shares.

(3) Based on a Statement on Schedule 13G filed by T. Rowe Price Associates Inc. dated February 11, 1997.

(4) Includes 54,166 shares held directly by Mr. Pappajohn's spouse and 54,166 shares held by a proprietorship owned solely by his spouse. Mr. Pappajohn disclaims beneficial ownership of such shares.

(5) Mr. Ostby is the Land O'Lakes representative serving on the Board. The shares listed as being beneficially owned by Mr. Ostby are the same shares listed as being owned by Land O'Lakes. Mr. Ostby disclaims beneficial ownership of such shares.

(6) Mr. Spreng is the IAI representative serving on the Board. The shares listed as being beneficially owned by Mr. Spreng include 689,477 shares held by investment funds controlled by IAI, which are the same shares listed as being owned by IAI. Mr. Spreng disclaims beneficial ownership of such shares.

(7) Includes a warrant to purchase 1,805 shares beneficially owned by The Wallin Foundation. Mr. Wallin disclaims beneficial ownership of such shares.

                                ELECTION OF DIRECTORS

    The Company's By-Laws provide that the number of directors constituting the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has fixed the size of the Board to be elected at the meeting at six and has nominated the six current members of the Board named below. Arthur J. Benvenuto and John Pappajohn, both directors since July 1992, are not standing for re-election at the meeting. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below to constitute the entire Board.

    Directors elected at the meeting will serve until the next annual meeting of stockholders or until their successors are elected and qualified. Each nominee named below has indicated a willingness to serve as a director for the ensuing year. In case any nominee is not a candidate at the meeting for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

    Information regarding the nominees is set forth below.

NAME                                        AGE                 DIRECTOR SINCE
----                                        ---                 --------------

R. David Spreng (1)(2)(3). . . . . . .      35                  February 1993

Arthur D. Collins, Jr. (1)(2). . . . .      48                  May 1994

Stanley Falkow, Ph.D.  . . . . . . . .      61                  August 1994

Robert A. Hoerr, M.D., Ph.D. . . . . .      47                  August 1996

Ronald O. Ostby (1)(2)(3). . . . . . .      59                  August 1994

Winston R. Wallin (4). . . . . . . . .      70                  April 1993

_______________________

(1) Member of Audit Committee
(2) Member of Finance Committee
(3) Member of Stock Committee
(4) Member of Compensation Committee

    R. David Spreng was elected as Chairman of the Board of Directors in December 1993. Mr. Spreng is currently Senior Vice President of IAI, a
$15 billion asset management firm based in Minneapolis, Minnesota. Prior to joining IAI in 1989, Mr. Spreng was a member of the corporate finance departments of Salomon Brothers Inc., New York and Dain Bosworth Incorporated, Minneapolis. Mr. Spreng also serves as a director of PACE Health Management Systems, Inc. and a number of privately-held companies.

    Arthur Collins, Jr. was elected Chief Operating Officer of Medtronic, Inc., the world's leading manufacturer of cardiac pacemakers, in January 1994, was appointed to its Board of Directors in August 1994, and was named President in August 1996. He joined Medtronic in 1992, and served as Corporate
Executive Vice President and President of Medtronic International prior to assuming his present position. Mr. Collins held numerous positions with Abbott Laboratories, a manufacturer of pharmaceuticals and medical equipment, from 1978 until May 1992, most recently Corporate Vice President with responsibility for Abbott's worldwide diagnostic business units. Mr. Collins also serves as a director of First Bank Systems, Inc. and Tennant Company.

    Stanley Falkow, Ph.D. has been a Professor of Microbiology and Immunology and Medicine at Stanford University School of Medicine since 1981, and from 1981 to 1985 served as Chairman of his department. Before moving to Stanford University, he served on the faculties of Georgetown University Medical School and the University of Washington School of Medicine. In 1984, Dr. Falkow was elected to the National Academy of Sciences. Dr. Falkow received his B.S. from the University of Maine and his Ph.D. in Biology from Brown University. Dr. Falkow also serves as a director of Protein Design Labs Inc.

    Robert A. Hoerr, M.D., Ph.D., was named President and Chief Operating Officer of the Company in February 1994 and became President and Chief Executive Officer in September 1994. He served as Vice President, Medical and Regulatory Affairs of the Company from January 1993 to December 1993 and Senior Vice President from December 1993 to February 1994. Dr. Hoerr was Director of Medical Affairs for Sandoz Nutrition Corporation, a research-based nutrition company, from March 1990 to January 1993. From 1986 to 1990, Dr. Hoerr was Research Scientist and Assistant Program Director at the Clinical Research Center, Massachusetts Institute of Technology ("MIT"). Dr. Hoerr received his A.B. in Biology from Indiana University, his M.D. from Indiana University School of Medicine and his Ph.D. in Nutritional Biochemistry and Metabolism from MIT.

    Ronald O. Ostby has served as Group Vice President and Chief Financial Officer of Land O'Lakes, a Minnesota-based dairy cooperative, since 1986. He served in various capacities at The Pillsbury Company, an international food company, from 1961 until 1984, most recently as Vice President of Finance and Planning. Mr. Ostby was Vice President of Finance and Chief Financial Officer of Ag Processing, Inc., an oil seed processing company, from 1984 to 1986.

    Winston R. Wallin served as Chairman of the Board of Directors of Medtronic, Inc., the world's leading manufacturer of cardiac pacemakers, from January 1986 to August 1996. Mr. Wallin also served as Chief Executive Officer of Medtronic from June 1985 to April 1991 and as President of Medtronic from June 1985 to March 1989. He has served as Chairman Emeritus of the Board of Directors of Medtronic since August 1996. Prior to joining Medtronic,
Mr. Wallin was with The Pillsbury Company for 37 years, last serving as its President, Chief Operating Officer and Vice Chairman. Mr. Wallin also serves as a director of SuperValu, Inc., Bemis Company, Inc., Integ Incorporated and McGlynn Bakeries, Inc.

    Land O'Lakes and IAI have an understanding with the Company that the Company will nominate a representative of each for election to the Board of Directors so long as they remain significant stockholders. Mr. Ostby is the current Land O'Lakes representative on the Board, and Mr. Spreng is the current IAI representative.

BOARD MEETINGS AND MEETING ATTENDANCE

    The Board of Directors met five times and took action in writing in lieu of meeting on three occasions during 1996. Each director attended more than 75% of the meetings of the Board of Directors, with the exception of Mr. Pappajohn and Dr. Falkow, both of whom attended 60% of the meetings.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors has appointed an Audit Committee, a Compensation Committee, a Finance Committee and a Stock Committee. The Audit Committee, among other duties, reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company's independent auditors and approves additional services to be provided by the auditors. The Audit Committee also reviews the activities of the Company's accounting staff and reviews audited financial statements of the Company. The Audit Committee met once during 1996. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and key employees. The Compensation Committee met once during 1996. The Finance Committee considers matters of corporate finance including capitalization, financing policies and forecasting financial needs. The Finance Committee met once in 1996. The Stock Committee is responsible for determining the consideration to be received for stock issued by the Company in any private or public offering by the Company. The Stock Committee met once during 1996. Each committee member attended more than 75% of the meetings of his committees with the exception of Mr. Collins, who did not attend the Audit or Finance Committee meeting.

DIRECTOR COMPENSATION

    The 1992 Stock Plan formerly provided that, upon election or appointment to the Board of Directors, each non-employee director (other than the representatives of Land O'Lakes and IAI) was automatically granted a non-qualified option to purchase 13,541 shares of Common Stock at its fair market value on the date of grant. The options were to have terms of five years and three months and become exercisable as to 2,708 shares on and after each anniversary of the option. Each non-employee director of the Company (other than the representatives of Land O'Lakes and IAI) has received such an option. Land O'Lakes and IAI have each been granted a non-qualified option to purchase 13,541 shares of Common Stock outside of the 1992 Stock Plan, in lieu of the automatic grant to the director serving as their respective representative on the Board of Directors. These options have similar terms and conditions as the automatic grant to non-employee directors. The 1992 Plan was amended in December 1996 to eliminate the automatic grants for non-employee directors and to provide that directors could receive discretionary grants of options under the 1992 Stock Plan.

    Directors are eligible to receive discretionary grants of options under the proposed 1997 Incentive Plan described on page 19. In December 1996, each non-employee director was granted an option under the proposed 1997 Incentive Plan to purchase 30,000 shares of Common Stock at its fair value on the date of grant. These options have a term of ten years and vest ratably over three years at the end of each year.

    Dr. Falkow receives additional compensation for providing consulting services to the Company. Dr. Falkow was granted an option under the 1992 Stock Plan in December 1996 to purchase 50,000 shares of Common Stock at fair market value on the date of grant. This option has a term of five years and three months and vests ratably over three years at the end of each year. Additionally, Dr. Falkow is reimbursed for all expenses associated with providing consulting services.

    Each director is reimbursed for expenses for attending Board of Directors meetings. Other than the foregoing, the Company has no regular compensation arrangements with its directors.

                         REPORT OF THE COMPENSATION COMMITTEE

    The general compensation policies of the Company and the specific compensation for each of the Company's executive officers are established by the Compensation Committee, comprised entirely of non-employee directors.

    The Company's executive compensation program for executive officers is designed to attract, retain and reward executives who are capable of leading the Company in the achievement of its business objectives. All decisions by the Compensation Committee relating to the compensation of the Company's officers are reviewed and approved by the Board.

EXECUTIVE COMPENSATION PHILOSOPHY

    The Company's compensation program for executive officers is designed to promote the financial performance, business strategies and other values and objectives of the Company. This program seeks to enhance stockholder value by linking the financial interests of the Company's executives with those of its stockholders. Under the guidance of the Compensation Committee, the Company has developed and implemented an executive compensation program to achieve the following objectives:

    - To provide formal performance appraisals as measured against objectives.

    - To provide compensation that will attract, retain and reward executives of superior talent who will contribute to the success of the Company.

    - To align executives' interests with the Company's by linking a portion of compensation to the long-term success of the Company by providing executives with equity ownership in the Company.

    The Company's executive compensation program consists of the following elements:

    - BASE SALARY determined by individual contributions and sustained performance within an established competitive salary range.

    - INCENTIVE COMPENSATION which rewards executives for attaining pre-determined Company goals which create stockholder value through an increase in the market value of the Company's Common Stock.

    - OTHER COMPENSATION which includes certain benefits, such as employee relocation, medical benefits, a 401(k) Savings Plan and an Employee Stock Purchase Plan, most of which are generally available to all employees of the Company.

THE COMPENSATION PROCESS

    BASE SALARY.   Base salaries for executive officers, with the exception of the Chief Executive Officer, are determined by reviewing and comparing salaries, and the corresponding job descriptions, offered for similar positions reported by the Radford Biotechnology Survey and by reviewing salaries of persons with comparable qualifications, experience and responsibilities at other companies of comparable size in the biotechnology industry. After reviewing these salaries and job descriptions, the Company establishes a range of salaries paid for various executive positions. The Company's executive base salaries are set at approximately equal to or less than the 50th percentile of a particular executive's position range when adjusted for other duties that the Company's executives may or may not be performing compared to the Radford Biotechnology Survey's job description for the same executive's position. The Compensation Committee believes that the Company's executive base salaries should be set at no greater than the 50th percentile of the salary ranges described above but that the overall executive compensation package should be comparable or higher than other executive compensation packages if overall Company goals, described below, and individual objectives are met. As an executive officer's level of responsibility increases, a greater portion of the total compensation package is based on incentive compensation, described below, which may cause greater variability in the individual's overall compensation package from year to year. In addition, the higher that an executive officer rises in the organization, the more the compensation package shifts to reliance on appreciation of the value of the Company's stock through stock options. The Company also strives to achieve equitable relationships both among the compensation of individual executives and between the compensation of executives and other employees throughout the organization.

    INCENTIVE COMPENSATION. Short-term cash incentive compensation for each executive officer, with the exception of the Chief Executive Officer, is determined based upon the executive's annual performance, as measured against pre-determined Company and individual goals. Under this short-term cash incentive bonus program, a bonus pool is established by the Compensation Committee from which all employees are eligible to receive bonuses at the discretion of the Compensation Committee. The amount of the pool is based upon a percentage of the total annualized base salaries of eligible employees and the achievement of corporate goals approved by the Board of Directors, which are the same goals as those discussed below for the Chief Executive Officer. Each executive officer may earn an annual targeted cash incentive from the bonus pool based upon the accomplishment of corporate goals, the achievement of individual goals set at the beginning of each year and on other subjective factors. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. The Compensation Committee does not use a specific formula based on these subjective criteria, but makes an evaluation of each executive officer's contributions in light of all such criteria. Such targeted cash incentive amounts range up to 45% of base salary depending upon the level of the executive officer. Long-term incentive compensation, in the form of stock options, is used to align the interests of officers and stockholders and enables executives to develop a long-term stock ownership position in the Company. Stock option grants are intended to focus executives on managing the Company from the perspective of an owner with an equity position in the business. Executives, including the Chief Executive Officer, are granted options to purchase shares of the Common Stock upon commencement of employment and are eligible for consideration of additional annual option grants at the discretion of the Compensation Committee and the Board.
Factors considered (which are not given a particular relative weighting) include increases in the level of responsibility, promotions, sustained exceptional performance over a period of years and overall stock performance.
 In granting new options, the Compensation Committee takes into account the number of options already granted to an officer. Stock options are granted at an option price equal to the fair market value of the Common Stock on the date of grant and generally vest over a five-year period. Although an executive's past performance is considered when awarding incentive compensation, the Company's desire to retain an individual is also a consideration in this determination.

    OTHER COMPENSATION. The Company's executives are entitled to relocation benefits upon commencement of employment. They also receive medical benefits and participate in the Company's 401(k) Savings Plan on the same basis as other full-time employees of the Company. Executive officers of the Company are also eligible to participate in the Company's Employee Stock Purchase Plan. The plan is available to virtually all employees of the Company and generally permits participants to purchase Common Stock at a discount of 15% from fair market value at the beginning or end of the applicable purchase period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The Compensation Committee evaluates the performance and fixes the base salary of the Chief Executive Officer on an annual basis based in part on the compensation package data discussed above and the Compensation Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company and its development. Because the Company is in the development stage, the profitability of the Company is not considered in setting the Chief Executive Officer's compensation; however, the Compensation Committee does consider a number of financial factors, including the Company's ability to secure financing, expense reduction and control, and the efficient use of working capital to achieve goals. In addition, the Compensation Committee also considers significant accomplishments made by the Company during the prior year and other performance factors, such as the effectiveness of the Chief Executive Officer in establishing the Company's strategic direction. The annual cash bonus, if any, is entirely dependent on the accomplishment by the Company of certain corporate goals
                                          9
established by management and approved by the Board, and the Company's ability to pay. Factors considered by the Compensation Committee in determining the Chief Executive Officer's base salary and cash bonus, if any, are not subject to any specific weighting factor or formula.

    In determining the Chief Executive Officer's base salary for 1996 as reported in the summary compensation table on page 11, the Committee considered 1995 accomplishments as well as the comparative compensation data and performance factors discussed above. The major accomplishments of the Company in 1995 which the Committee considered included: (i) commencing and completing a Phase I/II clinical trial for Sporidin-G, (ii) obtaining a license and collaboration agreement with Chiron, (iii) completing a protocol submission to Swedish drug regulatory authorities for Candistat-G, (iv) completing two successful private placements of stock, and (v) filing two patent applications. In determining the Chief Executive Officer's bonus eligibility for 1996, the Committee considered the achievement of the following corporate objectives: (i) the successful completion of the Company's initial public offering (the "Offering"), (ii) the commencement of the Sporidin-G double blind placebo controlled Phase II/III clinical trial, (iii) the commencement of the Company's Candistat-G bone marrow pilot clinical trial, (iv) the commencement of a bioavailability study for Diffistat-G, (v) the commencement of a Phase I/II clinical trial for Diffistat-G, (vi) the successful pre-clinical testing of antigens for development of PylorImune-G and (vii) the completion of the Company's pilot plant manufacturing facility.

COMPENSATION REVIEW

    In November 1996, the Compensation Committee retained the services of an outside independent compensation consulting firm which specializes in the field of biotechnology. This firm has reviewed and evaluated the Company's process of establishing, reviewing and adjusting the compensation of the Company's executive officers. After this review was completed, the firm concluded that the process presently employed by the Company in obtaining, analyzing and employing comparative data, and implementing the Company's compensation programs for the Company's executive officers and for the Chief Executive Officer, is consistent with industry norms and reasonable under the circumstances.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer or any of the four other most highly compensated executive officers. Compensation is not subject to the deduction limit if certain requirements are met, including that the compensation be performance-based. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

                                                 COMPENSATION COMMITTEE
                                                 ----------------------

                                                 Arthur J. Benvenuto, Chairman
                                                 John Pappajohn
                                                 Winston R. Wallin

                                EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the years ended
December 31, 1996 and 1995 of the Chief Executive Officer of the Company and the other executive officer of the Company earning salary and bonus compensation in excess of $100,000 for 1996 (the "Named Executive Officers"):

                              SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------
                                                                  Long-Term
                                          Annual Compensation   Compensation
                                         -------------------------------------------------------
                                                                  Securities
                                                                  Underlying        All Other
Name and Principal Position        Year    Salary     Bonus    Options (Shares)   Compensation
------------------------------------------------------------------------------------------------
Robert A. Hoerr, M.D., Ph.D.       1996  $150,000   $25,000        150,000          $7,501 (1)
   President and Chief             1995   150,000       -0-         52,812           7,207 (1)
   Executive Officer

Michael E. Cady                    1996    95,000    10,000         50,000           3,187 (2)
   Vice President,                 1995    95,000       -0-         16,250           3,117 (2)
   Manufacturing and
   Engineering
------------------------------------------------------------------------------------------------


(1) Amount reflects payment by the Company of premiums for a life insurance policy the proceeds of which are payable to a beneficiary chosen by Dr. Hoerr. Also includes payment by the Company of premiums for long-term disability policies the proceeds of which are payable to Dr. Hoerr.

(2) Amount reflects payment by the Company of premiums for a life insurance policy of which one-half of the proceeds are payable to a beneficiary chosen by Mr. Cady. Also includes payment by the Company of premiums for long-term disability policies the proceeds of which are payable to Mr. Cady.

STOCK OPTIONS

    The following table provides certain information concerning grants of stock options during the fiscal year ended December 31, 1996 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the table sets forth the potential realizable value over the terms of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of five percent and ten percent, compounded annually. These amounts do not represent the Company's estimate of future stock price. Actual realizable values, if any, of stock options will depend on the future performance of the Common Stock.

                          OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
                                                      Individual Grants                     Potential Realizable
------------------------------------------------------------------------------------------     Value at Assumed
                                                     % of Total                             Annual Rates of Stock
                                                       Options                              Price Appreciation for
                                Number of Shares     Granted to      Exercise                   Option Term (1)
                               Underlying Options   Employees in    Price Per  Expiration  -----------------------
        Name                        Granted          Fiscal Year      Share       Date           5%          10%
--------------------------------------------------------------------------------------------------------------------
Robert A. Hoerr, M.D., Ph.D.       150,000 (2)(3)          22.0%        $4.00    12/30/06     $377,337    $956,245

Michael E. Cady                     50,000 (3)(4)           7.3          4.00    12/30/06      125,779     318,748

--------------------------------------------------------------------------------------------------------------------


(1 The potential realizable value is based on the term of the option at the time of grant (ten years) and on the assumption that the fair value of the Common Stock appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2) Includes options to purchase 77,000 shares of Common Stock granted under the Stock Plan and options to purchase 73,000 shares of Common Stock granted under the Proposed Plan (subject to approval of the Proposed Plan by the stockholders).

(3) Except as noted below, the listed options become exercisable with respect to one-fifth of the shares covered thereby on each of the first five anniversaries of the date of grant. The options each have a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company. In the event of a (i) dissolution or liquidation of the Company, (ii) merger, consolidation or other reorganization involving the Company where the Company is not the surviving entity, or (iii) an event changing control of the Company (as defined in the Stock Plan), the listed options granted under the Stock Plan will become exercisable in full. In the event of (i) a dissolution or liquidation of the Company, (ii) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is a surviving corporation, or a proposed statutory share exchange with any other entity, or (iii) a proposed sale of substantially all of the assets of the Company, the listed options granted under the Proposed Plan will either be replaced with substitute options or become exercisable in full, and upon an event changing control of the Company (as defined in the Proposed Plan), the listed options granted under the Proposed Plan will become exercisable in full.

(4) Includes options to purchase 25,700 shares of Common Stock granted under the Stock Plan and options to purchase 24,300 shares of Common Stock granted under the Proposed Plan (subject to approval of the Proposed Plan by the stockholders).

    The following table summarizes option exercises during the year ended December 31, 1996 and provides information regarding the number of all unexercised stock options held by the Named Executive Officers as of December 31, 1996, the end of the Company's last fiscal year:

                    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                 Shares                         Number of Shares           Value of Unexercised In-the-
                              Acquired on     Value         Underlying Unexercised           Money Options at Fiscal
Name                            Exercise   Realized (1)   Options at Fiscal Year-End               Year-End (2)
-------------------------------------------------------------------------------------------------------------------------
                                                          Exercisable  Unexercisable         Exercisable  Unexercisable
                                                          ---------------------------------------------------------------
Robert A. Hoerr, M.D., Ph.D.       --             --         38,997        219,335             $19,413        $74,741

Michael E. Cady                 3,000        $13,182         13,248         68,958              16,105         22,818

-------------------------------------------------------------------------------------------------------------------------


(1) Calculated on the basis of the fair market value of the underlying shares of Common Stock on the date of exercise minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying shares of Common Stock at December 31, 1996, as reported by The Nasdaq National Market, of $4.375 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

COMPENSATION PLANS

1992 STOCK PLAN

    The Company's Stock Plan was adopted in April 1992. The Stock Plan provides for the grant to employees of the Company (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of nonstatutory stock options to employees, non-employee directors and consultants of the Company. The Stock Plan is administered by the Board of Directors or a Committee of the Board, which selects the optionees, determines the number of shares to be subject to each option and determines the exercise price of each option. A total of 880,210 shares of Common Stock have been reserved for future issuance under the Stock Plan, of which 188,682 shares of Common Stock have been issued pursuant to option exercises. The exercise price of all incentive stock options granted under the Stock Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of all nonstatutory stock options granted under the Stock Plan must be no less than 85% of the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other incentive stock options granted under the Stock Plan may not exceed ten years.

    In the event of (i) dissolution or liquidation of the Company, (ii) merger, consolidation or other reorganization involving the Company where the Company is not the surviving entity, or (iii) an event changing control of the Company (as defined in the Stock Plan), all options under the Stock Plan will become exercisable in full unless the option agreement provides otherwise. Unless terminated sooner, the Stock Plan will terminate in April 2002. The Board has limited authority to amend or terminate the Stock Plan, provided that in no case may such action impair the rights of the holder of any outstanding options without the written consent of such holder.

OTHER PLANS

    See "Proposed Adoption of the GalaGen Inc. 1997 Incentive Plan" and "Proposed Amendment to the GalaGen Inc. Employee Stock Purchase Plan" below for a description of the Proposed Plan and the Employee Stock Purchase Plan, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee was at any time during 1996, or formerly, an officer or employee of the Company or any subsidiary of the Company. John Pappajohn, a member of the Compensation Committee in 1996, engaged in the following transaction with the Company.

    In connection with guaranteeing a portion of a line of credit established by the Company in January 1996 (the "Line of Credit"), Mr. Pappajohn received a warrant in February 1996 to purchase 30,002 shares of Common Stock at $7.00 per share. The Line of Credit was guaranteed by six persons, including
Mr. Pappajohn (the "Guarantors"), and their guaranties were secured by letters of credit posted by the Guarantors. Mr. Pappajohn guaranteed $500,000 of the $2,700,000 Line of Credit. The Guarantors each received five-year warrants to originally purchase an aggregate of 160,000 shares of Common Stock at an initial exercise price of $11.00 per share, subject to further adjustment as described below. The number of shares covered by the warrants was to be increased and the exercise prices therefor decreased upon the occurrence of certain events. The exercise price per share of Common Stock was to be equal to (i) $11.00 prior to the consummation of the Offering, a private placement with gross proceeds to the Company of at least $5,000,000 or a change in control of the Company (each an "Adjustment Event"), (ii) $11.00 after an Adjustment Event having proceeds per share of Common Stock (the "Adjustment Event Price") of $14.00 or greater or
(iii) 70% of the Adjustment Event Price if the Adjustment Event Price was less than $14.00. The number of shares purchasable under the warrants was to increase if an Adjustment Event had not occurred by certain dates. If an Adjustment Event had not occurred by March 31, 1996, the aggregate number of shares purchasable under such warrants was to be increased to 174,560 shares and increased again at the end of each month thereafter through March 31, 1997 if an Adjustment Event had not occurred by each such date, up to a maximum aggregate number of 494,560 shares. If the Adjustment Event Price was less than $11.00, the number of shares purchasable under the warrants was to be further increased to the number determined by dividing (i) the product of (A) the number of shares otherwise purchasable under the warrant and (B) $7.70 by (ii) the exercise price in effect immediately after such adjustment. Based on the Offering price of $10.00 per share and the Offering's consummation date of April 1, 1996, the aggregate number of shares purchasable under the warrants became approximately 192,000 and the exercise price became $7.00. Accordingly, Mr. Pappajohn received a warrant to purchase 30,002 shares of Common Stock at an exercise price of $7.00 per share.

    Other than the foregoing, no member of the Compensation Committee had any relationship with the Company requiring disclosure under the federal securities laws. During 1996, no executive officer of the Company served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

                            COMPARATIVE STOCK PERFORMANCE

    The comparative stock performance graph below compares the cumulative shareholder return on the Common Stock of the Company for the period from April 1, 1996 (the effective date of the Offering of the Company's Common Stock) through December 31, 1996 with the cumulative total return on (i) the CRSP Total Return Index for the Nasdaq Stock Market (US) and (ii) the Nasdaq Pharmaceutical Stocks Index. The table assumes the investment of $100 in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market
(US) and the Nasdaq Pharmaceutical Stocks Index on April 1, 1996, and the reinvestment of all dividends through the last trading day of the year, December 31, 1996.


                                                                 April 1, 1996     December 31, 1996
                                                               -------------------------------------
GalaGen Inc.                                                         $100               $43.750
CRSP Total Return Index for the Nasdaq Stock Market (US)             $100              $116.942
Nasdaq Pharmaceutical Stocks Index                                   $100               $95.843


               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 1996.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company is party to a number of agreements with Land O'Lakes, a 16.8% stockholder of the Company, including a supply agreement, a license agreement, a royalty agreement and a master services agreement. Mr. Ostby, a director of the Company, is an executive officer of Land O'Lakes.

    Under the supply agreement, the Company will purchase and Land O'Lakes will supply, at their option, all of the Company's commercial requirements for colostrum and milk through May 7, 2002 (with an option to extend the right of first refusal for an additional ten years at the discretion of Land O'Lakes). Additionally, Land O'Lakes will provide expertise in dairy herd selection, on-farm management, membership relations and procurement to the Company for the manufacture of antibody material.

    Under the license agreement, Land O'Lakes received a perpetual, paid-up, worldwide license from the Company to use then-existing polyclonal antibody technology and future improvements (defined to include such technology developed or acquired) for animal products, functional foods (food or food supplements providing medical or nutritional benefits which are not regulated by the FDA) and infant formula. Land O'Lakes has the right to sublicense the polyclonal antibody technology and future improvements for use in animal products, functional foods and infant formula. If Land O'Lakes sublicenses any Company technology improvements for use in functional foods, a royalty on such functional foods must be paid to the Company. If the Company desires to distribute or market any animal products for use by farm animals and that are based on new technologies or animal products for use by other than farm animals that are based on Company technology improvements, the Company must give Land O'Lakes a right of first refusal to distribute or market such products, and Land O'Lakes will pay the Company a license fee. No royalties have accrued under this license agreement. The Company agreed not to compete for 15 years in the area of animal products and functional foods based on polyclonal antibody technology. Land O'Lakes did not receive a license and specifically agreed not to compete, directly or indirectly, for 15 years in the areas of prescription drugs and over-the-counter drugs regulated by the FDA for humans. However, as described below, under the royalty agreement the Company is required to pay Land O'Lakes a royalty on all such prescription drugs and other drugs regulated by the FDA. Land O'Lakes automatically receives, in connection with any license acquired by the Company, a sublicense to the same technology for application to animal products, functional foods and infant formula.

    Under the royalty agreement, the Company is required to pay Land O'Lakes a royalty on net receipts from any product which is based on its polyclonal antibody technology, including future improvements thereon, as defined by the royalty agreement. Additionally, the Company must pay a royalty on net receipts from infant formula based on new technology, as defined by the agreement. The royalty agreement continues until terminated by both parties. The Company has paid no royalty fees to Land O'Lakes to date under this agreement.

    Under the master services agreement, the Company may purchase services from Land O'Lakes for certain office, technology and research and development activities. The services agreement enables the Company to access expertise, on an as-needed basis, from Land O'Lakes. The cost to the Company for these services is the pro rata share of Land O'Lakes' cost. The Company rents approximately 5,000 square feet of administrative and laboratory space from Land O'Lakes. The Company was charged approximately $201,000 for these services and space in 1992, approximately $526,000 in 1993, approximately $549,000 in 1994, approximately $641,000 in 1995 and approximately $682,000 in 1996. The services agreement has been extended through December 31, 1997, and may be terminated by either party upon one-month notice.

In June 1996, the Company entered into a five-year lease agreement with Land O'Lakes in connection with the Company's pilot plant manufacturing facility. The lease calls for annual payments of approximately $86,000. In 1996, the Company paid approximately $50,000 under this lease.

    In March 1995, the Company entered into a License and Collaboration Agreement with Chiron, a beneficial owner of more than 5% of the Company's outstanding capital stock. Under the agreement, the Company received an exclusive worldwide license for a proprietary Chiron adjuvant for use in the production of up to three pharmaceutical polyclonal antibody products processed from bovine colostrum and any number of functional food products containing polyclonal antibodies processed from bovine colostrum. Because the Company agreed not to compete for 15 years in the area of functional food under the license agreement with Land O'Lakes described above, the Company's development of any functional food products requires the consent of Land O'Lakes. In connection with the Company's agreement with Chiron, Land O'Lakes consented to the Company's development of food applications of an H. PYLORI product and also waived its right under its license agreement with the Company to access the technology licensed by the Company from Chiron. In addition to paying royalties under the agreement, the Company must pay a license fee with respect to the use of the Chiron adjuvant for each of the three pharmaceutical products. The Company issued 17,143 shares of Series F-1 Preferred Stock (which converted into 42,857 shares of Common Stock upon the consummation of the Company's Offering) in payment of the license fee for the initial pharmaceutical product in development, SPORIDIN-G. License fees for the remaining products are due within a specified period after the disease targets for such products have been identified. Under the agreement, the Company and Chiron are also to collaborate on the development and evaluation of polyclonal antibody products processed from bovine colostrum and targeting infections in humans caused by H. PYLORI, the bacterium associated with ulcers and gastritis. The agreement included licenses by Chiron to the Company to certain Chiron proprietary H. PYLORI-associated technology, including H. PYLORI antigens and the Chiron adjuvant, and licenses by the Company to Chiron to certain Company proprietary H. PYLORI-associated technology, including H. PYLORI antigens, for use in the development and commercialization of an H. PYLORI product. Under the agreement, Chiron purchased an option to acquire an exclusive license to market any H. PYLORI product developed as a result of the collaboration. If Chiron exercises such option, the agreement provides for a division of the profits and losses from the development and commercialization of the H. PYLORI product. If Chiron does not exercise its option to market the product, the Company would have the right to market any such product itself or through third parties if royalties are paid to Chiron for any use of Chiron technology in the product. As part of the arrangement, Chiron also purchased four warrants to purchase an additional 17,144 shares of Series F-1 Preferred Stock, 42,856 shares of Series F-2 Preferred Stock and 140,000 shares of Series F-3 Preferred Stock. On March 22, 1996, Chiron exercised its warrant to purchase 17,144 shares of Series F-1 Preferred Stock at the price of $17.50 per share, which converted into 42,860 shares of Common Stock upon the consummation of the Offering. Each of the remaining three warrants provides that if the exercise price for the warrant is greater than the average of the high and low sale prices of a share of Common Stock for the 20 trading days prior to the date of exercise, then the exercise is reduced to such average price and the number of shares covered by the warrant are proportionately increased. Assuming the warrants were all exercised on December 31, 1996, when the average trading price was equal to $4.44 per share, the warrants would have been exercisable for an aggregate of 1,355,203 shares.

    In connection with guaranteeing a portion of the Line of Credit, in February 1996 Land O'Lakes received warrants having the same terms as the warrants issued to Mr. Pappajohn as described above under the caption "Compensation Committee Interlocks and Insider Participation." Land O'Lakes guaranteed $500,000 of the $2,700,000 Line of Credit. Accordingly, Land O'Lakes received warrants to purchase an aggregate of 30,002 shares of Common Stock at an exercise price of $7.00 per share.

    In January 1996, the Company issued convertible promissory notes in the aggregate principal amount of $500,000 to certain investment funds controlled by IAI, a 9.5% stockholder of the Company (the "IAI Notes"). Mr. Spreng, a director of the Company, is an executive officer of IAI. The IAI Notes were of the same term and bore identical interest rates as the Line of Credit. The principal amount of and accrued interest on the IAI Notes were convertible, at the sole discretion of the holder, into Series E Preferred Stock at $3.25 per share (each share of Series E Preferred Stock being convertible into approximately 0.464 shares of Common Stock, for an effective purchase price at $7.00 per common equivalent share) prior to the consummation of the Offering and into Common Stock following the consummation of the Offering at $7.00 per share based on the Offering price of $10.00 per share. The principal amount of the IAI Notes was repaid by the Company, together with interest of $6,404, from the proceeds of the Offering. In consideration for their purchase of the IAI Notes, such funds received warrants having the same terms as the warrants issued to Mr. Pappajohn as described above under the caption "Compensation Committee Interlocks and Insider Participation." Accordingly, the IAI funds received warrants to purchase an aggregate of 30,001 shares of Common Stock at an exercise price of $7.00 per share.

    In December 1996, the Company entered into an operating lease with Cargill Leasing Corporation for $835,393 of manufacturing equipment for the Company's pilot plant facility. Lease payments continue for a period of seven years with the Company's option to extend for an additional 12 months. The lease is guaranteed by Land O'Lakes.

              PROPOSED ADOPTION OF THE GALAGEN INC. 1997 INCENTIVE PLAN

    Effective December 30, 1996, the Board of Directors approved, subject to stockholder approval, the GalaGen Inc. 1997 Incentive Plan (the "1997 Plan"). Awards may be made pursuant to the 1997 Plan prior to approval by the stockholders of the Company, but if the 1997 Plan is not approved by the stockholders of the Company by June 30, 1997, then any awards granted under the 1997 Plan will be null and void.

    The full text of the 1997 Plan is contained in Appendix A to this proxy statement. Reference is made to such appendix for a complete statement of the terms of the 1997 Plan. The following summary description of the 1997 Plan is qualified by reference to the 1997 Plan.

PURPOSE

    The purpose of the 1997 Plan is to promote the interests of the Company and its stockholders by providing employees of the Company and any subsidiaries of the Company with an opportunity to acquire a proprietary interest in the Company. The 1997 Plan provides for the granting of awards consisting of
(i) stock options, which may be either non-statutory stock options or incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) stock awards, which may be grants of unrestricted shares of Common Stock or shares subject to such conditions, limitations or restrictions as the Committee (as defined below) may impose.

ADMINISTRATION

    The 1997 Plan is administered by a Committee of two or more directors of the Company (the "Committee") appointed by the Board of Directors. Each member of the Committee must not be an employee of the Company or any subsidiary of the Company and must be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, if the Board of Directors does not appoint a committee to administer the 1997 Plan, then the Board of Directors will administer the 1997 Plan and will constitute the Committee. Subject to the provisions of the 1997 Plan, the Committee may from time to time establish such rules for the administration of the 1997 Plan as it deems appropriate and may fix any other terms and conditions for the grant or exercise of any award under the 1997 Plan. For purposes of granting and administering awards to persons who are not subject to Section 16 of the Exchange Act, the Committee may delegate its authority to the Chief Executive Officer of the Company, who may in turn delegate such authority to another officer. Notwithstanding the appointment of a Committee to administer the 1997 Plan, any grant of awards under the 1997 Plan to any director of the Company who is not an employee of the Company or a subsidiary of the Company at the time of grant, and any action taken by the Company with respect to any such awards, will be made by the Board of Directors.

SHARES AVAILABLE

    Not more than 1,250,000 shares of Common Stock may be made subject to awards granted under the 1997 Plan (subject to adjustment, at the discretion of the Committee, in the event of a merger, reorganization or other relevant change). If an option lapses or terminates before such option has been completely exercised, the shares covered by the unexercised portion of such option may again be made subject to awards granted under the 1997 Plan. Shares issued as stock awards and shares issued upon exercise of options granted under the 1997 Plan will be authorized but unissued shares of Common Stock.

ELIGIBLE PARTICIPANTS

    Awards may be granted under the 1997 Plan to any key employee (whether full or part-time) of the Company or any subsidiary, including any such person who is also an officer or director of the Company or any subsidiary. Awards (other than incentive stock options) may also be granted to any other employee of the Company or a subsidiary, any director of the Company who is not an employee of the Company or any subsidiary, other individuals or entities who are not employees but who provide services to the Company or a subsidiary in the capacity of an advisor or consultant, and any individual or entity that the Company desires to induce to become an employee, advisor or consultant (but any such grant will be contingent upon such individual or entity becoming employed by the Company or a subsidiary).
For purposes of the 1997 Plan, the terms "employed," "employment" and similar terms (except "employee") include the providing of services in the capacity of an advisor or consultant or as a director. Approximately 30 employees and others are currently eligible to participate in the 1997 Plan.

WRITTEN AGREEMENTS

    Options granted under the 1997 Plan will be evidenced by a written agreement in such form or forms as the Committee may from time to time determine. Stock Awards granted under the 1997 Plan may, but need not, be subject to a written agreement in such form or forms as the Committee may from time to time determine.

TERM OF THE 1997 PLAN

    The 1997 Plan will remain in effect until all shares subject to the 1997 Plan are distributed or the 1997 Plan is terminated by the Board of Directors. No award of an incentive stock option may be made under the 1997 Plan after December 29, 2006 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

STOCK AWARDS

    The Committee determines who of the eligible participants will be granted stock awards and the number of shares to be covered by each stock award. In making such determination, the Committee may take into account the nature of the services rendered by the respective participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. Shares issued pursuant to stock awards may be unrestricted or may be subject to such conditions, limitations and restrictions, if any, as the Committee may determine. Subject to adjustment, at the discretion of the Committee, in the event of a merger, reorganization or other relevant change, the maximum number of shares that may be granted as stock awards under the 1997 Plan cannot exceed 100,000 and the maximum number of shares that may be granted to any one participant pursuant to any stock award under the 1997 Plan in any fiscal year of the Company cannot exceed 50,000 shares.

STOCK OPTIONS

    GENERAL. The Committee determines who of the eligible participants will be granted options, the number of shares of Common Stock subject to such options, and the terms and conditions of such options. In making such determination, the Committee may take into account the nature of the services rendered by the respective participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. More than one option may be granted to the same employee. The number of shares covered by an outstanding option and the price per share of such option may, at the discretion of the Committee, be adjusted in the event of a merger, reorganization or other relevant change. In the case of an incentive stock option, the aggregate fair market value, determined at the time the option is granted, of shares of Common Stock with respect to which incentive stock options held by the optionholder first become exercisable in any calendar year (under the 1997 Plan and all other incentive stock option plans of the Company and its parent corporations and subsidiaries) cannot exceed $100,000. The maximum number of shares subject to options that may be granted to any one participant under the 1997 Plan in any fiscal year of the Company cannot exceed 200,000 shares (subject to adjustment, at the discretion of the Committee, in the event of a merger, reorganization or other relevant change).

    PURCHASE PRICE. The purchase price of each share subject to an option will be fixed by the Committee. For non-statutory stock options, such purchase price may be set at any price the Committee may determine that is not less than 100% of the fair market value (as defined in the 1997 Plan) of a share on the date of grant. For incentive stock options, such purchase price must be at least 100% of the fair market value of a share on the date of grant, provided that if an incentive stock option is granted to an employee of the Company who owns, at the time the incentive stock option is granted, stock of the

Company possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% stockholder"), such purchase price must be at least 110% of the fair market value of a share on the date of grant. The purchase price of the shares with respect to which an option is exercised must be paid in full in cash or, at the discretion of the person exercising the option, by delivery to the Company of unencumbered shares of Common Stock, by a reduction in the number of shares delivered upon exercise of the option, or by a combination of cash and such shares; provided that no person will be permitted to pay any portion of the purchase price with shares if the Committee, in its sole discretion, determines that payment in such manner is undesirable. On February 28, 1997, the closing sale price of a share of Common Stock of the Company on The Nasdaq National Market was $4.00.

    TRANSFERABILITY. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under the 1997 Plan, and no option granted under the 1997 Plan is assignable or transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined in the Code; provided that the Committee may in any option agreement or by an amendment to an outstanding option agreement permit an optionee to transfer, without consideration, a non-statutory stock option (including an outstanding incentive stock option which is amended to allow such option to be so transferred and thereby no longer qualifies as an incentive stock option) to a member or members of his or her immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any option held by any such optionee continues to be subject to the same terms and conditions that were applicable to such option immediately prior to its transfer, and the option may be exercised by such optionee only as and to the extent that such option has become exercisable and is not terminated in accordance with the provisions of the 1997 Plan and the applicable option agreement.

    VESTING. Each option agreement will specify when each option granted under the 1997 Plan becomes exercisable. Notwithstanding the provisions of any option agreement, the Committee may, in its sole discretion, declare at any time that
any option granted under the 1997 Plan is immediately exercisable.   Upon the
occurrence of a change in control of the Company (as defined in the Plan), then each option granted under the Plan and not already exercised in full or otherwise terminated, expired or canceled will become immediately exercisable in full. In the event of a "fundamental change declaration" (discussed below), each option that has not previously been exercised in full, expired or been canceled will immediately become exercisable in full. Notwithstanding the foregoing, no option granted under the 1997 Plan may be exercised before the 1997 Plan is approved by the stockholders of the Company and a registration statement covering the shares of Common Stock for which the option may be exercised has become effective under the Securities Act of 1933, as amended.

    TERMINATION OF OPTIONS. Each option granted under the 1997 Plan will expire and all rights to purchase shares thereunder will terminate ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% stockholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted. During the lifetime of an optionee, an option granted to such optionee may be exercised only while the optionee is employed by the Company or a subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that: (i) an option will continue to be exercisable for three months after termination of the optionee's employment, but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment;
(ii) in the case of an optionee who is disabled while employed or whose employment terminates by reason of death, an option will continue to be exercisable for one year after termination of such optionee's employment, but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment by disability or death; and (iii) as to any optionee whose termination occurs following a fundamental change declaration, an option may be exercised at any time permitted by such declaration. Any option that is not exercised within the periods provided in the preceding sentence will terminate; provided that the Committee has the power to extend such periods. In the event of a fundamental change declaration, each outstanding option, whether or not exercisable, will be canceled at the time of the occurrence of the event giving rise to the fundamental change declaration.

    FUNDAMENTAL CHANGE. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company, or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is a surviving corporation, or a proposed statutory share exchange with any other entity, the Committee will be obligated to either (i) in the event of a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding options granted under the 1997 Plan by the substitution, in lieu of such options, of options to purchase appropriate voting Common Stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation (or the parent corporation of the Company or such surviving corporation, if appropriate) or by the delivery of shares of Survivor's Stock as provided in the 1997 Plan or (ii) declare (a "fundamental change declaration") that each outstanding option, whether or not then exercisable, will be canceled at the time of the event giving rise to the fundamental change declaration (unless it has been exercised prior to the occurrence of such event). At the time of any fundamental change declaration, each option that has not previously expired will become immediately exercisable in full and each holder of an option will have the right, during the period preceding the cancellation of the option, to exercise his or her option as to all or any part of the shares of Common Stock covered thereby. Each outstanding option granted under the 1997 Plan that has not been exercised prior to the event giving rise to such fundamental change declaration will be canceled at the time of such event. In connection with such cancellation, the Committee may, but will not be obligated to, cause a cash payment to be made in exchange for each canceled option in an amount provided in the 1997 Plan.

    ADJUSTMENTS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or the shares of the Company, the Committee (or a comparable committee of the Board of Directors surviving any such transaction) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the 1997 Plan and the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

AMENDMENT AND DISCONTINUANCE OF THE 1997 PLAN

    The Board of Directors may at any time suspend or discontinue the 1997 Plan; provided that no amendment may, without the consent of the holder of an option, alter or impair an option previously granted under the 1997 Plan. To the extent necessary to comply with applicable provisions of the Code, any such amendments to the 1997 Plan may be made subject to approval by the stockholders of the Company.

FEDERAL TAX CONSIDERATIONS

    INCENTIVE STOCK OPTIONS. No taxable income to an optionee will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the 1997 Plan. If a participant is continuously employed by the Company or a Subsidiary during the period beginning on the date such option is granted and ending on the date three months before the date of exercise of such option, and the participant makes no disposition of shares of Common Stock acquired pursuant to such option within two years from the date of the granting of the option nor within one year after the issuance of such shares to him or her (the "statutory holding periods"), then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding period, any gain or loss realized by an optionee will be a long-term capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by an optionee after the expiration of the statutory holding periods. Except in the event of death, if shares acquired by an optionee upon the exercise of an incentive stock option granted under the 1997 Plan are disposed of by such optionee before the expiration of the statutory holding periods (a "disqualifying disposition"), such optionee will be considered to have realized as compensation, taxed as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the optionee is deemed to have realized such ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the optionee pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the optionee will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

    NON-STATUTORY STOCK OPTIONS. No taxable income to an optionee will be realized, and the Company will not be entitled to any related deduction, at the time any non-statutory stock option is granted under the 1997 Plan. Generally, at the time shares are issued pursuant to the exercise of a non-statutory stock option, the optionee will realize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option price. The Company will be entitled to a deduction at the same time and in the same amount as the optionee is considered to have realized ordinary income as a result of exercise of a non-statutory stock option. Upon disposition of the shares, any additional gain or loss realized by the optionee will be taxed as a capital gain or loss. The Company will not be entitled to a deduction with respect to the disposition of shares by an optionee.

    WITHHOLDING. No later than the date as of which any part of the value of an award first becomes includable as compensation, each optionee will be required to pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the 1997 Plan will be conditional on such payment or arrangements. To the extent permitted by law, the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee. The Committee may permit the optionee to elect to cover all or any part of the required withholdings through a delivery to the Company of unencumbered shares of the Company, a reduction in the number of shares issued upon exercise of the option or a subsequent return to the Company of shares issued upon exercise of the option.

    The following table represents options granted under the 1997 Plan, pending stockholder approval of the 1997 Plan:

                                  NEW PLAN BENEFITS
--------------------------------------------------------------------------------
                           GalaGen Inc. 1997 Incentive Plan
--------------------------------------------------------------------------------
                                                  Exercise Price    Number of
            Name and Position                       Per Share     Stock Options
--------------------------------------------------------------------------------
Robert A. Hoerr, M.D., Ph.D. . . . . . . . . . .      $4.00            73,000
  Chief Executive Officer and President

Michael E. Cady. . . . . . . . . . . . . . . . .       4.00            24,300
  Vice President, Manufacturing and Engineering

Other executive officers . . . . . . . . . . . .       4.00            31,600

Non-executive officer employees. . . . . . . . .       4.00            19,400
--------------------------------------------------------------------------------
Non-executive director group . . . . . . . . . .       4.00           210,000(1)
--------------------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . .       4.00           358,300(1)
--------------------------------------------------------------------------------

(1) Includes options for 60,000 shares of Common Stock granted to Arthur J. Benvenuto and John Pappajohn. Upon the resignations of Messrs. Benvenuto and Pappajohn from the Board, effective May 14, 1997, these options will terminate.

VOTING RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE 1997 PLAN.

         PROPOSED AMENDMENT TO THE GALAGEN INC. EMPLOYEE STOCK PURCHASE PLAN

AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

    At the meeting, the stockholders are being asked to approve an amendment to the GalaGen Inc. Employee Stock Purchase Plan (the "Purchase Plan") to eliminate the requirement that employees be employed for five months before becoming eligible to participate in the Purchase Plan. The Board of Directors believes that the elimination of this requirement, which will make employees eligible on their date of hire, is desirable to further the purposes of the Plan by encouraging immediate employee ownership and to streamline administration.

    Effective March 10, 1997, the Board of Directors also approved certain other changes to the Purchase Plan which did not require stockholder approval. The summary of the Purchase Plan below reflects these changes.

PURPOSE

    The Purchase Plan was adopted by the Board of Directors on November 16,
1994 and approved by the stockholders by written consent on or before March 20, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company and, thereby, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as are necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

    Up to 270,833 shares of Common Stock are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of the Common Stock by reason of a stock dividend, stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares or similar transactions. If purchases by participants exceed 270,833 shares, each participant will receive a pro-rata amount of the Common Stock which may be sold.

    Under the current terms of the Purchase Plan, any employee of the Company or a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) is eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, such employee's customary employment is at least 20 hours per week and such employee has been employed for five months. If the amendment to the Purchase Plan is approved at the meeting, such employee would be eligible to participate so long as, on the first day of such Purchase Period, such employee is a full-time employee or a part-time employee with customary employment of at least twenty hours per week.

    Any eligible employee may elect to become a participant in the Purchase
Plan for any Purchase Period by filing an enrollment form prior to the first business day of such Purchase Period. The payroll deduction form authorizes payroll deductions beginning with the first payday in such Purchase Period until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

    A "Purchase Period" is generally the first six months and the last six months of each calendar year during the term of the Purchase Plan. The Board of Directors amended the Purchase Plan on March 10, 1997 to change the Purchase Period from twelve months to six months (the "amendment"). The current Purchase Period, however, is still comprised of the twelve months ended December 31, 1997. The six-month Purchase Periods will commence July 1, 1997. Beginning January 1, 1998, the Purchase Plan will consist solely of fourteen consecutive six-month Purchase Periods.

    No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

    The Company currently has approximately 30 employees who are eligible to participate in the Purchase Plan. As of February 28, 1997, 3,642 shares of Common Stock of the Company have been purchased under the Purchase Plan, including 2,008 shares purchased by executive officers of the Company.

PARTICIPATION

    An eligible employee who enrolls in the Purchase Plan (a "participant") may elect to have any whole percent of Compensation (as defined in the Purchase
Plan) not exceeding ten percent withheld per pay period by the Company. A participant may, at any time during a Purchase Period, direct the Company to adjust the amount of deductions or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions cease and the amounts withheld are paid to the participant, without interest, in cash within 60 days. Any participant who stops payroll deductions or withdraws from the Purchase Plan may not thereafter resume payroll deductions or reenter the Purchase Plan until the next succeeding Purchase Period. Participants enrolled in the current Purchase Period prior to the effectiveness of the amendment will continue to be enrolled in the twelve-month Purchase Period, but will also be given the option to participate simultaneously in the six-month Purchase Period commencing
July 1, 1997. Such participants may elect to have any whole percent of Compensation (as defined in the Purchase Plan) not exceeding ten percent withheld per pay period by the Company for each Purchase Period.

    The Company establishes and maintains a stock purchase account (the "Stock Purchase Account") for each participant solely for accounting purposes. Payroll deductions are credited to such Stock Purchase Account on each payday. For those participants who elect to participate simultaneously in the current twelve-month Purchase Period and the six-month Purchase Period commencing July 1, 1997, the Company will maintain separate Stock Purchase Accounts for each Purchase Period. Amounts withheld under the Purchase Plan are held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock as described below. No interest is credited to a participant for amounts withheld.

PURCHASE OF STOCK

    Amounts withheld for a participant in the Purchase Plan are used to purchase Common Stock as of the last day of the applicable Purchase Period at a price equal to 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of such share of Common Stock on the first business day or the last business day of the Purchase Period. All amounts so withheld are used to purchase the largest number of whole shares of Common Stock that can be purchased with such amount, unless the participant has properly notified the Company that he or she elects to purchase a lesser number of whole shares or to receive the entire amount in cash. If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares.

    Shares of Common Stock delivered pursuant to the Purchase Plan may be newly issued shares or treasury shares previously acquired by the Company. As soon as practicable after the close of the Purchase Period, certificates for the number of whole shares of Common Stock purchased by each participant are issued and delivered to him or her. Any amount remaining in a participant's Stock Purchase Account after such purchase (or the entire credit balance if the participant elected not to purchase any shares) is paid to the participant in cash within 60 days after the end of the Purchase Period.

    For a given calendar year, a participant may purchase no more than (i)
5,000 shares of Common Stock under the Purchase Plan or (ii) $25,000 in Fair Market Value (as determined in the Purchase Plan) of shares of Common Stock and other stock under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company.

    On February 28, 1997, the closing sale price of a share of Common Stock of the Company on The Nasdaq National Market was $4.00.

DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

    If the employment of a participant is terminated for any reason, including death, disability or retirement, the Company refunds in cash all amounts previously withheld and credited to such participant's Stock Purchase Account.

RIGHTS NOT TRANSFERABLE

    The rights of a participant in the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. In addition, the amounts credited to a participant's Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way.

AMENDMENT OR MODIFICATION

    The Board of Directors may at any time amend the Purchase Plan in any manner which does not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan, provided that approval by the stockholders of the Company is required to (i) increase the number of shares to be reserved under the Purchase Plan (except for adjustment by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions),
(ii) decrease the minimum purchase price, (iii) withdraw the administration of the Purchase Plan from the Committee, or (iv) change the definition of employees eligible to participate in the Purchase Plan.

TERMINATION

    All rights of participants under the Purchase Plan will terminate at the earlier of (i) the conclusion of the last authorized Purchase Period on December 31, 2004, (ii) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase, or (iii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all participants. Upon termination of the Purchase Plan, shares of Common Stock will be issued to participants in accordance with the terms of the Plan and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to participants, as if the Purchase Plan were terminated at the end of a Purchase Period.

FEDERAL TAX CONSIDERATIONS

    Participants do not recognize any income as a result of participation in the Purchase Plan until the disposal of shares acquired under the Purchase Plan or the death of the participant. Participants who hold their shares for more than two years or die while holding their shares recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If the holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company is not entitled to any deduction in connection with the transfer of such shares to the participant.

    Participants who dispose of their shares within the two-year period after the shares are transferred to them are considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally is entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

    Participants have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of such shares is capital gain or loss.

VOTING RECOMMENDATION

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                               APPOINTMENT OF AUDITORS

    Ernst & Young LLP, independent public accountants, have been the auditors for the Company since 1992. Upon recommendation of the Audit Committee, the Board of Directors again has selected Ernst & Young LLP to serve as the Company's auditors for the year ending December 31, 1997, subject to ratification by the stockholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection.

    A representative of Ernst & Young LLP will be present at the meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                                  ADDITIONAL MATTERS

    The Annual Report to Stockholders of the Company for 1996, including the Annual Report on Form 10-K and financial statements, is being mailed with this Proxy Statement.

    As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the proxies named therein in accordance with their best judgment.

                                  By Order of the Board of Directors,

                                  /s/ Gregg A. Waldon

                                  Gregg A. Waldon
                                  SECRETARY

Dated:  March 28, 1997

                                                                      APPENDIX A

                                     GALAGEN INC.
                                 1997 INCENTIVE PLAN



    1. PURPOSE. The purpose of this 1997 Incentive Plan (the "Plan") is to promote the interests of GalaGen Inc., a Delaware corporation (the "Company"), and its shareholders by providing personnel of the Company and any subsidiaries thereof with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability. This Plan provides for the issuance of certain awards consisting of options granted as provided in paragraph 5 hereof and stock awards granted as provided in paragraph 6 hereof.

    2.   ADMINISTRATION.

         (a) GENERAL. This Plan shall be administered by a committee of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). If the Board has not appointed a committee to administer this Plan, then the Board shall constitute the Committee. The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any award under this Plan. No director shall serve as a member of the Committee unless such director shall be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan or the rights and obligations arising under this Plan or any award granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders and optionees.

         (b) INDEMNIFICATION. To the full extent permitted by law, (i) no member of the Committee or person to whom authority under this Plan is delegated shall be liable for any action or determination taken or made in good faith with respect to this Plan or any award granted hereunder and
    (ii) the members of the Committee and each person to whom authority under this Plan is delegated shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.

         (c) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Exchange Act ("Section 16 Individuals"). The Chief Executive Officer of the Company may, in turn, delegate such authority to such other officer of the Company as the Chief Executive Officer may determine.

         (d) ACTION BY BOARD. Notwithstanding any other provision of this Plan, any grant of awards hereunder to any director of the Company who is not an employee of the Company at the time of grant ("Non-Employee Director Award") shall be made by the Board, and any action taken by the Company with respect to any Non-Employee Director Award, including any amendment thereto, and any modification of the terms, conditions or restrictions relating to any stock award constituting a Non-Employee Director Award, any acceleration of the vesting of any option constituting a Non-Employee Director Award, any extension of the time within which any option constituting a Non-Employee Director Award may be exercised, any determination pursuant to paragraph 9 relating to the payment of the purchase price of Shares (as defined in paragraph 3 below) subject to an option constituting a Non-Employee Director Award, or any action pursuant to paragraph 10 relating to the payment of withholding taxes, if any, through the use of Shares with respect to a Non-Employee Director Award shall be taken by the Board.

    3. SHARES. The shares that may be made subject to awards granted under this Plan shall be authorized and unissued shares of Common Stock of the Company, par value $.01 per share ("Shares," and each individually a "Share"), and they shall not exceed 1,250,000 Shares in the aggregate, subject to adjustment as provided in paragraph 14, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan.

    4. ELIGIBLE PARTICIPANTS. Stock awards and options may be granted under this Plan to any key employee (whether full or part-time) of the Company, or any parent or subsidiary thereof, including any such person who is also an officer or director of the Company or any parent or subsidiary thereof. Stock awards and non-statutory stock options (as defined in subparagraph 5(a) below) also may be granted to (i) any other employee of the Company, or any parent or subsidiary thereof, (ii) any director of the Company who is not an employee of the Company or any parent or subsidiary thereof, (iii) other individuals or entities who are not employees but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant, and (iv) any individual or entity that the Company desires to induce to become an employee, advisor or consultant, but any such grant shall be contingent upon such individual or entity becoming employed by the Company or a parent or subsidiary thereof. References herein to "employment" and similar terms (except "employee") shall include the providing of services in the capacity of an advisor or consultant or as a director. The employees and other individuals and entities to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

    5.   TERMS AND CONDITIONS OF EMPLOYEE, ADVISOR, CONSULTANT AND DIRECTOR
OPTIONS.

         (a) GENERAL. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to such Eligible Participants as the Committee may determine options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. The date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an employee is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment thereto) or a non-statutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and non-statutory stock options to the same employee. However, if an incentive stock option and a non-statutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 8 below) of Shares with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as non-statutory stock options. The maximum number of Shares subject to options that may be granted to any one Eligible Participant under the Plan in any fiscal year of the Company may not exceed 200,000 Shares (subject to adjustment pursuant to paragraph 14 hereof). Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the shareholders of the Company by June 30, 1997.

         (b) PURCHASE PRICE. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For non-statutory stock options, such purchase price may be set at any price the Committee may determine; provided, however, that such purchase price shall be not less than 100% of the Fair Market Value of a Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

         (c) VESTING. Each option agreement provided for in paragraph 7 shall specify when each option granted under this Plan shall become exercisable with respect to the Shares covered by the option. Notwithstanding the provisions of any option agreement provided for in paragraph 7, the Committee may, in its sole discretion, declare at any time that any option granted under this Plan shall be immediately exercisable.

         (d) TERMINATION. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

              (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

              (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 11(b) or 11(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 7 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 11(b) and 11(c)); or

              (iii) the date, if any, fixed for cancellation pursuant to paragraph 12(c) or 13 below.

    6. TERMS AND CONDITIONS OF EMPLOYEE, ADVISOR, CONSULTANT AND DIRECTOR STOCK AWARDS. The Committee may, from time to time during the term of this Plan, grant stock awards to such Eligible Participants as the Committee may determine, such stock awards consisting of grants of Shares to be issued to the designated Eligible Participants. In determining the Eligible Participants to whom stock awards shall be granted and the number of Shares to be covered by each stock award, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. Shares issued pursuant to any stock award may be unrestricted or may be subject to such conditions, limitations and restrictions, if any, as the Committee may determine, including, if the Committee shall so provide in the written agreement pursuant to paragraph 7 providing for a stock award, or any amendment thereto, the lapse or modification of conditions or restrictions with respect to the stock award upon the occurrence of a Change In Control, as defined in paragraph 12. The maximum number of Shares that may be granted as stock awards under this Plan shall not exceed 100,000 (subject to adjustment pursuant to paragraph 14 hereof) and the maximum number of Shares that may be granted to any one Eligible Participant pursuant to any stock award under this Plan in any fiscal year of the Company may not exceed 50,000 Shares (subject to adjustment pursuant to paragraph 14 hereof).

    7. OPTION AGREEMENTS. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are non-statutory stock options or
incentive stock options.   Stock awards granted under this Plan may, but need
not, be made subject to a written agreement in such form or forms as the Committee may from time to time determine.

    8. FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Composite Tape for New York Stock Exchange listed shares or, if Shares are not quoted on the Composite Tape for New York Stock Exchange listed shares, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq National Market or any similar system then in use, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding the date as of which such Fair Market Value is being determined, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 8, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

    9. MANNER OF EXERCISE OF OPTIONS. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Chief Financial Officer, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised. The purchase price of the Shares with respect to which an option is being exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price of each Share on the exercise of any option shall be paid in full in cash (including check, bank draft or money order) or, at the discretion of the person exercising the option, by delivery to the Company of unencumbered Shares, by a reduction in the number of Shares delivered upon exercise of the option, or by a combination of cash and such Shares (in each case such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the purchase price being paid through such delivery or reduction of Shares); provided, however, that no person shall be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner is undesirable. The granting of an option to a person shall give such person no rights as a shareholder except as to Shares issued to such person.

    10. TAX WITHHOLDING. Delivery of Shares pursuant to a stock award or upon exercise of any non-statutory stock option granted under this Plan shall be subject to any required withholding taxes. A person receiving a stock award or exercising a non-statutory stock option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 7 (or provide by Committee action with respect to any outstanding option) that a person exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

    11.  TRANSFERABILITY AND TERMINATION OF EMPLOYMENT.

         (a) TRANSFERABILITY. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan, and no option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or, in the case of a non-statutory stock option, pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that any optionee may transfer a non-statutory stock option (including an outstanding incentive stock option which is amended to allow such option to be transferred as provided in this paragraph 11(a) and thereby no longer qualifies as an incentive stock option) granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the option agreement with respect to such options expressly so provides either at the time of initial grant or by amendment to an outstanding option agreement and (ii) the optionee does not receive any consideration for the transfer. Any options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable option agreement. For purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any transferee.

         (b) TERMINATION OF EMPLOYMENT DURING LIFETIME. During the lifetime of an optionee, an option granted to such optionee may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

              (i) an option shall continue to be exercisable for three months after termination of the optionee's employment, but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment;

              (ii) in the case of an optionee who is disabled (as hereinafter defined) while employed, an option shall continue to be exercisable for one year after termination of such optionee's employment due to such disability, but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment. "Disability" of an optionee shall mean permanent and total disability as determined by the Committee. "Disabled," with respect to any optionee, shall mean that such optionee has incurred a Disability; and

              (iii) as to any optionee whose termination occurs following a declaration pursuant to paragraph 13 below, an option may be exercised at any time permitted by such declaration.

         (c) TERMINATION OF EMPLOYMENT UPON DEATH. With respect to an optionee whose employment terminates by reason of death, any option granted to such optionee may be exercised within one year after the death of such optionee by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, but only to the extent that the option was exercisable immediately prior to such optionee's death and only if such optionee had been continuously so employed since the date the option was granted until his or her death.

         (d) TRANSFERS AND LEAVES OF ABSENCE. Neither the transfer of employment of a person to whom an option is granted between any combination of the Company, a parent corporation or a subsidiary thereof, nor a leave of absence granted to such person and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and (f) of the Code.

         (e) RIGHT TO TERMINATE EMPLOYMENT. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

         (f) EXPIRATION DATE. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

    12.  CHANGE IN CONTROL.

    For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

         (a) (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange
         Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities"), provided, however, that the following shall not constitute a Change in Control pursuant to this paragraph (a)(1):

              (A) any acquisition or beneficial ownership by the Company or a Subsidiary;

              (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

              (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

                   (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

                   (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Stock of the Company, as the case may be; or

                   (4) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be.

         (b) ACCELERATION OF VESTING. Notwithstanding anything in subparagraph 5(c) above to the contrary, if a Change of Control of the Company shall occur, then, without any action by the Committee or the Board and unless the option agreement provided for in paragraph 7 provides otherwise, each option granted under this Plan and not already exercised in full or otherwise terminated, expired or canceled shall become immediately exercisable in full.

         (c) CASH PAYMENT. If a Change in Control of the Company shall occur, then, so long as a majority of the members of the Board are Continuing Directors, the Committee, in its sole discretion, and without the consent of the holder of any option affected thereby, may determine that some or all outstanding options shall be canceled as of the effective date of any such Change in Control and that the holder or holders of such canceled options shall receive, with respect to some or all of the Common Shares subject to such options, as of the date of such cancellation, cash in an amount, for each Share subject to an option, equal to the excess of the per Share Fair Market Value of such Shares immediately prior to such Change in Control of the Company over the exercise price per Share of such options.

         (d) LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in subparagraph 12(b) or 12(c) above or paragraph 13 below to the contrary, if, with respect to an optionee, the acceleration of the exercisability of an option or the payment of cash in exchange for all or part of an option as provided in subparagraph 12(b) or 12(c) above or paragraph 13 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then such acceleration of exercisability and payments pursuant to subparagraph 12(b) or 12(c) above or paragraph 13 shall be reduced to the largest amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

    13. DISSOLUTION, LIQUIDATION, MERGER. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an "Event"), the Committee shall be obligated to, either (i) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the option as of such effective date over (B) the exercise price per Share of the Shares subject to such option, times (y) the number of

Shares covered by such option or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). At the time of any declaration pursuant to clause (ii) of the preceding sentence, each option that has not previously expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been canceled pursuant to paragraph 12(c) of this Plan shall immediately become exercisable in full and each holder of an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Shares covered thereby.

         In connection with any declaration pursuant to clause (ii) of the first sentence of this paragraph 13, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each canceled option to each holder of an option that is canceled, of cash equal to the amount (if any), for each Share covered by the canceled option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by such option. In the event of a declaration pursuant to clause (ii) of the first sentence of this paragraph 13, each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be canceled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 13. Notwithstanding the foregoing, no person holding an option shall be entitled to the payment provided in this paragraph 13 if such option shall have expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan or been canceled pursuant to paragraph 12(c) of this Plan. For purposes of this paragraph 13, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Event.

    14. ADJUSTMENTS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

    15. SUBSTITUTE OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or any parent or subsidiary thereof, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option.

    16.  COMPLIANCE WITH LEGAL REQUIREMENTS.

         (a) GENERAL. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

         (b) RULE 16b-3. With respect to Section 16 Individuals, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    17. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Minnesota, without regard to the conflicts of law provisions thereof, and construed accordingly.

    18. AMENDMENT AND DISCONTINUANCE OF PLAN. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that no amendment to this Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the extent considered necessary to comply with applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the shareholders of the Company.

    19.  TERM.

         (a) EFFECTIVE DATE. This Plan shall be effective as of December 30, 1996, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than June 30, 1997. Awards may be granted hereunder prior to such shareholder approval, but such awards shall be subject to such shareholder approval. If this Plan is not so approved by such holders, any awards granted under this Plan subject to such approval shall be null and void.

         (b) TERMINATION. This Plan shall remain in effect until all Shares subject to it are distributed or this Plan is terminated under paragraph 18 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

                                                                      APPENDIX X



                      GALAGEN INC. EMPLOYEE STOCK PURCHASE PLAN



    1. PURPOSE AND SCOPE OF PLAN. The purpose of the GalaGen Inc. Employee Stock Purchase Plan (the "Plan") is to provide the employees of GalaGen Inc. (the "Company") and its affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

    2.   DEFINITIONS.

         2.1  Whenever used in the Plan:

         (a) "Affiliate" means any parent or subsidiary corporation of the Company, as defined in Sections 424(e) and 424(f) of the Code.

         (b) "Base Compensation" means the gross cash compensation (including wage, salary, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment, but excluding all Incentive Compensation, expense allowances (including, without limitation, moving expense allowances), and compensation payable in a form other than cash; provided that such compensation will be determined without regard to any earnings reduction agreements made pursuant to (i) a qualified cash or deferred arrangement under Section 401(k) of the Code or (ii) a cafeteria plan established under Section 125 of the Code.

         (c)  "Board of Directors" means the board of directors of the Company.

         (d)  "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Compensation Committee of the Board of Directors.

         (f) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         (g)  "Company" means GalaGen Inc.

         (h) "Compensation" means the sum of a Participant's Base Compensation and his or her Incentive Compensation.

         (i) "Eligible Employee" means any employee of the Company or an Affiliate (i) who is a full-time employee, or (ii) who is a part-time employee with customary employment of at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

         (j)  "Fair Market Value" as of any date means:

         (i) the closing sale price of a share of Common Stock on the date specified or, if no sale of shares of Common Stock shall have occurred on that date, on the next preceding day on which a sale occurred of shares, on the National Association of Securities Dealers, Inc. Automated Quotations National Market System ("NMS"), or

         (ii) if the shares of Common Stock are not quoted on the NMS, what the Committee determines in good faith to be the fair market value of a share of Common Stock on that date.

If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of
Section 423(b) of the Code, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14 hereof.

         (k) "Incentive Compensation" means compensation paid to a Participant pursuant to any incentive compensation plan or arrangement of the Company or in the form of commissions.

         (l) "Participant" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

         (m)  "Plan" means this GalaGen Inc. Employee Stock Purchase Plan.

         (n)  "Purchase Period" means the period of July 1, 1996 to
December 31, 1996, the period of January 1, 1997 to December 31, 1997, the period of July 1, 1997 to December 31, 1997 and thereafter the six-month periods beginning on January 1 and July 1 of each year and ending on June 30 and December 31 of each year, respectively.

         (o) "Stock Purchase Account" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

    3. SCOPE OF THE PLAN. Options to purchase shares of Common Stock may be granted by the Company to Eligible Employees during the period commencing
July 1, 1996 and ending December 31, 2004 as hereinafter provided, but not more than 270,833 shares of Common Stock (subject to adjustment as provided in Section 14 hereof) shall be purchased pursuant to such options. All options granted pursuant to the Plan shall be subject to the same terms, conditions, rights, and privileges. The shares of Common Stock delivered by the Company pursuant to the Plan may be acquired shares having the status of treasury shares, newly issued shares, or both.

    4. ELIGIBILITY AND PARTICIPATION. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Committee in advance of the Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in the Purchase Period and continuing until the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee. If a Participant is enrolled in the Plan as of January 1, 1997, such Participant shall continue to be enrolled in the twelve-month Purchase Period of January 1, 1997 to December 31, 1997, subject to the provisions of the Plan. Such Participant, however, may elect to simultaneously enroll and participate in the Plan for the six-month Purchase Period of July 1, 1997 to December 31, 1997, as long as such Participant files a new enrollment form with the Committee in advance of the Purchase Period commencing July 1, 1997. Thereafter, the Plan shall consist solely of fourteen consecutive semi-annual offerings beginning January 1, 1998.

    5.   AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

         5.1 Subject to the provisions of the Plan, each Eligible Employee shall be offered the option to purchase on the last day of the Purchase Period the largest number of whole shares of Common Stock that can be purchased at the price specified in Section 5.2 hereof with the entire credit balance in the Participant's Stock Purchase Account; provided however, (i) that no more than 5,000 shares of Common Stock may be purchased under the Plan by any one Participant for each calendar year and (ii) that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (a) $25,000 over (b) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in any prior Purchase Period during such calendar year. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to acquire shares of Common Stock under this Plan which permits the Eligible Employee's rights to purchase shares of Common Stock under this Plan and all other "employee stock purchase plans" within the meaning of Section 423(b) of the Code maintained by the Company and the Affiliates to accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, which is to be applied as a dollar limit per Purchase Period. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3 hereof, however, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

         5.2 The purchase price of each share of Common Stock sold pursuant to the Plan will be the lesser of (i) 85% of the Fair Market Value of such share on the first business day of the Purchase Period or (ii) 85% of the Fair Market Value of such share on the last business day of the Purchase Period.

    6.   METHOD OF PARTICIPATION.

         6.1 The Committee shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to the Plan and the terms and conditions for each offering. Such notice is subject to revision by the Company at any time prior to the date of grant of the option. The first day of a Purchase Period is the date contemplated by the Company as the date of grant of the option to purchase such shares.

         6.2 Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect different withholding percentages for Base Compensation and for Incentive Compensation, provided that the withholding percentage as to each must always be a whole percentage from 0% to 10%. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the commencement of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her authorization, or terminates his or her employment with the Company, as hereinafter provided. An Eligible Employee participating simultaneously in the Purchase Periods of January 1, 1997 to December 31, 1997, and July 1, 1997 to December 31, 1997, may authorize payroll deductions of a whole percentage from 0% to 10% of Compensation for each Purchase Period to be credited to the applicable Stock Purchase Account for that Purchase Period.

         6.3 Any Eligible Employee who does not make a timely election as provided in Section 6.2 hereof shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

    7.   STOCK PURCHASE ACCOUNT.

         7.1 The Company shall maintain a Stock Purchase Account for each Participant. Payroll deductions pursuant to Section 6 hereof will be credited to such Stock Purchase Accounts on each payday. The Company shall maintain two Stock Purchase Accounts during the period of July 1, 1997 to December 31, 1997, for those Participants who are simultaneously participating in two Purchase Periods during that time.

         7.2 No interest will be credited to a Participant's Stock Purchase Account.

         7.3 The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company.

         7.4 A Participant may not make any separate cash payment into his or her Stock Purchase Account.

    8.   RIGHT TO ADJUST PARTICIPATION OR TO WITHDRAW.

         8.1 A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to reduce or increase the amount of such deductions. Upon either of such actions, future payroll deductions with respect to such Participant shall cease or be reduced or increased in accordance with the Participant's direction.

         8.2 Any Participant who stops payroll deductions may not thereafter resume payroll deductions for the Purchase Period, and any Participant who decreases or increases payroll deductions may not thereafter further decrease or increase such deductions for the Purchase Period, except that he or she may stop further deductions.

         8.3 At any time before the end of a Purchase Period, any Participant may also withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant, without interest, in cash within 60 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

         8.4 Notification of a Participant's election to reduce, increase or terminate deductions, or to withdraw from the Plan, shall be made by the filing of an appropriate notice to such effect with the Committee.

    9. TERMINATION OF EMPLOYMENT. If the employment of a Participant is terminated for any reason, including termination because of death, permanent disability, or retirement at or after age 65, the Company shall refund in cash all amounts credited to his or her Stock Purchase Account.

    10.  EXERCISE OF OPTION AND PURCHASE OF SHARES.

         10.1 As of the last day of the Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Common Stock purchasable with such amount (subject to the limitations of Section 5 hereof) unless the Participant has filed an appropriate form with the Committee in advance of that date

(which either elects to purchase a specified number of whole shares which is less than the number described above or elects to receive the entire credit balance in cash).

         10.2 Any amount remaining in a Participant's Stock Purchase Account after such purchase (or the entire credit balance if the Participant elected not to purchase any shares) will be paid to the Participant in cash within 60 days after the end of the Purchase Period.

         10.3 As soon as practicable after the close of the Purchase Period, certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her.

    11. RIGHTS AS A STOCKHOLDER. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until he or she actually has paid the purchase price for such shares and certificates have been issued to him or her in accordance with
Section 10.

    12. RIGHTS NOT TRANSFERABLE. A Participant's rights under the Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, or transfer the same shall be null and void and without effect. The amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of such amounts will be null and void and without effect.

    13.  ADMINISTRATION OF THE PLAN.

         13.1 The Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation, and application of the Plan, and all such determinations shall be conclusive and binding on all parties.

         13.2 If any option granted under the Plan shall lapse or terminate unexercised, the number of shares of Common Stock covered thereby shall again become available for sale under the Plan.

    14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock of the Company by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under the Plan, and the number, class, and purchase price of shares under option but not yet purchased under the Plan, shall be adjusted appropriately by the Committee.

    15. REGISTRATION OF CERTIFICATES. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form.

    16. AMENDMENT OF PLAN. The Board of Directors may at any time amend the Plan in any respect which shall not adversely affect the rights of Participants pursuant to options accepted under the Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under the Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of the Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

    17. EFFECTIVE DATE OF PLAN. The Plan shall consist of an offering commencing July 1, 1996 and ending December 31, 1996, an offering commencing January 1, 1997 and ending December 31, 1997, an offering commencing July 1, 1997 and ending December 31, 1997, and thereafter fourteen consecutive semi-annual offerings commencing January 1 and July 1 of each year and ending on June 30 and December 31 of such year, respectively. All rights of Participants in any offering hereunder shall terminate at the earlier of the conclusion of the last Purchase Period authorized herein on December 31, 2004 or:

         17.1 on the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or

         17.2 at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants.

Upon termination of the Plan, shares of Common Stock, in accordance with
Section 10, shall be issued to Participants and cash, if any, remaining in the Participants' Stock Purchase Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

    18. GOVERNMENTAL REGULATIONS AND LISTING. All rights granted or to be granted to Eligible Employees under the Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale, or transfer of the shares of Common Stock reserved for the Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable under options on the last day of the Purchase Period applicable to such options, and if such a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to the National Association of Securities Dealers, Inc. covering the shares of Common Stock under the Plan upon official notice of issuance.

    19.  MISCELLANEOUS.

         19.1 The Plan shall be submitted for approval by the stockholders of the Company prior to December 31, 1996. If not so approved prior to such date, the Plan shall terminate December 31, 1996.

         19.2 The Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under the Plan.

         19.3 Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural, and the plural may be read as the singular.

         19.4 The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         19.5 Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

                                  GALAGEN INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 14, 1997

    The undersigned, revoking any proxy heretofore given, hereby appoints Robert
A. Hoerr, M.D., Ph.D. and Gregg A. Waldon, or either of them, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated herein, all the shares of Common Stock of GalaGen Inc. held of record by the undersigned at the close of business on March 19, 1997, upon the following matters more fully described in the Notice of and Proxy Statement for the Annual Meeting of Stockholders to be held on May 14, 1997, and at any adjournment or adjournments thereof.

1. ELECTION OF DIRECTORS. Nominees of the Board of Directors are: Arthur D. Collins, Jr., Stanley Falkow, Ph.D., Robert A. Hoerr, M.D., Ph.D., Ronald O. Ostby, R. David Spreng and Winston R. Wallin.

/ /    VOTE FOR all nominees                               / /    WITHHOLD AUTHORITY
     except those listed below:                                 to vote for all nominees listed above.

--------------------------------------------------------------------------------

2.  Adopt the GalaGen Inc. 1997 Incentive Plan.

   / /    FOR                  / /    AGAINST                  / /    ABSTAIN

3.  Amend the GalaGen Inc. Employee Stock Purchase Plan.

   / /    FOR                  / /    AGAINST                  / /    ABSTAIN

4. Ratify the appointment of Ernst & Young LLP as independent auditors for the 1997 fiscal year.

   / /    FOR                  / /    AGAINST                  / /    ABSTAIN

                        (Continued, and to be signed and dated, on reverse side)

(Continued from reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), BUT IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS, IF ANY, AS MAY PROPERLY COME BEFORE THE MEETING.

                                               I plan to attend the meeting. / /

                                              Please sign exactly as name
                                              appears hereon. Joint owners
                                              should each sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

                                              ----------------------------------

                                              ----------------------------------

                                              SIGNATURE(S)          DATE